Earnings Release | April 26, 2018

FY13 FY14 FY15 FY16 FY17 $1.66 $1.81 $1.90 $2.14 $2.45$2.31 $2.46 Net Income ($MM) Adj. Net Income ($MM) (2) Efficiency Ratio (2) About GWB 2 Company Snapshot EPS Performance Strong Earnings Growth and Efficiency Market Presence (1) Source: American Banker's Association (2) Efficiency ratio, adjusted net income and adjusted EPS are non-GAAP measures. See appendix for reconciliations. • Full-service regional bank focused on relationship-based business and agribusiness banking • 173 banking branches across nine states: Arizona, Colorado, Iowa, Kansas, Minnesota, Missouri, Nebraska, North Dakota and South Dakota • Headquartered in Sioux Falls, South Dakota • 6th largest farm lender bank in the U.S. as of 12/31/17 (1) FY13 FY14 FY15 FY16 FY17 $96 $105 $109 $121 $145 $10 $131 51% 50% 48% 50% 47% CAGR EPS 10% FY17 YTD FY18 YTD $1.22 $1.18 $1.23 $0.23 $1.41 EPS - diluted Adj. EPS - diluted (2) FY17 YTD FY18 YTD $72 $70 $14 $84 46% 47%

Executing on Strategy Focused Business Banking Franchise with Agribusiness Expertise Strong Profitability and Growth Driven by a Highly Efficient Operating Model Risk Management Driving Strong Credit Quality Strong Capital Generation and Attractive Dividend (1) This is a non-GAAP measure. See appendix for reconciliation. • Total loans increased $172.9 million during the quarter representing 7.7% annualized growth • Loan growth was primarily driven by commercial real estate and also supported by strong growth in commercial non-real estate • Deposit balances increased by $362.8 million compared to December 31, 2017 • Net charge-offs of $3.8 million during the quarter represent 0.17% of average total loans on an annualized basis, the lowest quarterly rate since FY16 • Loans graded "Substandard" increased by 1.5% to $251.4 million, loans graded "Watch" increased by 2.6% to $294.9 million and nonaccrual loans decreased by 10.9% to $131.3 million compared to December 31, 2017 • All regulatory capital ratios remain above minimums to be considered “well capitalized” • Strong capital generation supports an increased quarterly dividend of $0.25 per share ◦ Dividend payable May 23, 2018 to stockholders of record as of the close of business on May 11, 2018 3 • Adjusted EPS(1) of $0.69 for the quarter compared to $0.72 adjusted (excludes revaluation of deferred taxes) fully diluted EPS for 1QFY18, a decrease of 4.2% • Profitability remains strong with ROTCE(1) of 16.2% and ROAA of 1.40% for the quarter • Efficiency ratio(1) of 48.6% for the quarter compared to 45.8% for the prior quarter

Great Western Bancorp, Inc.

Revenue

Revenue Highlights

- Net interest income (FTE) stable compared to 1QFY18
  - Higher loan interest income was offset by higher interest expense associated with a 9 basis point increase in cost of deposits and a 12 basis point increase in borrowings
- NIM (FTE) up 3 basis points and adjusted NIM (FTE) [2] up 6 basis points on a sequential quarter basis
- Noninterest income, excluding the change in fair value of fair value option loans and the net gain (loss) on related derivatives and including contract commencement bonus of $2.6 million, increased 7% compared to 1QFY18
  - Noninterest income, excluding the change in fair value of fair value option loans, the net gain (loss) on related derivatives, and contract commencement bonus, increased 3.2% compared to 1QFY18

Net Interest Income ($MM) and NIM


$97.9
$102.2
$197.0
$204.4
3.91%
3.76%
3.92%
3.86%
3.87%
3.70%
3.91%
3.83%
2QFY17
2QFY18
FY17 YTD
FY18 YTD
Net Interest Income (FTE)
NIM (FTE)
Adjusted NIM (FTE) (2)

NIM Analysis


3.89%
0.09%
3.80%
0.02%
-0.01%
0.03%
0.01%
-0.02%
3.92%
0.06%
3.86%
Cost of swaps: 0.06% current quarter vs 0.09% prior quarter
1QFY18
Investment yield
FHLB yield
Loans
NIB deposit mix
Time deposit yield
2QFY18
NIM (FTE)
Adjusted NIM (FTE) (2)

Noninterest Income [1]


Wealth management, $2,335
Mortgage banking income, net, $1,166
Other, $3,758
Service charges and other fees, $12,047

(1) Chart excludes changes related to loans and derivatives at fair value which netted $(0.6) million for the quarter. Dollars in thousands.
(2) Adjusted NIM (FTE) is a non-GAAP measure. See appendix for reconciliations.

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2QFY17 2QFY18 $53.9 $59.1 47.0% 48.6% Earnings, Expenses & Provision 2QFY17 3QFY17 4QFY17 1QFY18 2QFY18 $35 $35 $38 $29 $41 $14 $43 1.26% 1.25% 1.30% 1.00% 1.40% 5 Highlights Provision for Loan Losses ($MM)Noninterest Expense ($MM) Net Income ($MM) (1) Efficiency ratio and adjusted net income are non-GAAP measures. See appendix for reconciliations. 3.7% increase, excluding estimated breakage cost Noninterest expense Acquisition expense Efficiency Ratio (1) 2QFY17 2QFY18 $4.0 $4.9 • Adjusted net income(1) of $40.5 million, a decrease of 5% over 1QFY18 ◦ Strong ROAA of 1.40% • Efficiency ratio(1) was 48.6%, up from 45.8% for 1QFY18 • Provision for loan losses was $4.9 million, an increase of $0.3 million compared to 1QFY18 • Noninterest expense increased 3.7%, excluding an estimated breakage cost of $2.3 million Net Income Adjusted net income (1) ROAA FY17 YTD FY18 YTD $105.7 $114.0 $106.4 46.0% 47.2% FY17 YTD FY18 YTD $11.1 $9.5

Balance Sheet Overview 6 Balance Sheet Highlights Total Loans ($MM) Deposits ($MM) Capital (1) TCE / TA is a non-GAAP measure. See appendix for reconciliation. • Outstanding loans increased $172.9 million during the quarter, an annualized growth rate of 7.7% ◦ Loan growth focused in non-owner-occupied CRE and construction • Deposits grew $362.8 million, or 4.0%, during the quarter • All key regulatory capital ratios remained stable compared to September 30, 2017 4.6% FYTD growth FY13 FY14 FY15 FY16 FY17 2QFY18 $6,363 $6,787 $7,325 $7,819 $8,969 $9,338 $864 $8,683 7.7% annualized growth Total Loans Loans Acquired Total Deposits Deposits Acquired Cost of Deposits FY13 FY14 FY15 FY16 FY17 2QFY18 12.4% 11.8% 10.9% 11.1% 11.4% 11.5% 13.8% 12.9% 12.1% 12.2% 12.5% 12.5% 8.2% 8.2% 8.3% 8.5% 9.2% 9.3% Tier 1 Capital Total Capital TCE / TA (1) FY13 FY14 FY15 FY16 FY17 2QFY18 $6,948 $7,052 $7,387 $7,742 $8,978 $9,387 $863 $8,605 0.48% 0.36% 0.32% 0.32% 0.40% 0.57%

• Ratio of ALLL / total loans was 0.70% at March 31, 2018, down from 0.71% at September 30, 2017 ◦ Comprehensive Credit-Related Coverage is 1.03%(1), inclusive of acquired loan marks and credit adjustment on loans at fair value • Nonaccrual loans decreased by $16.1 million, loans graded “Watch” increased $7.4 million and loans graded “Substandard” increased $3.7 million during the quarter ◦ Nonaccrual decrease driven by charge-offs, pay downs, and transfers to other repossessed assets during the quarter Asset Quality 7 Highlights Net Charge-offs / Average Total Loans Sound Credit QualityWatch & Substandard Loans ($MM) “Watch” and “Substandard” loans declined as a percentage of total loans Watch Loans Substandard Loans % of Total Loans FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 YTD 0.88% 0.54% 0.44% 0.14% 0.13% 0.12% 0.26% 0.17% FY12 FY13 FY14 FY15 FY16 FY17 2QFY18 2.76% 2.03% 1.16% 0.93% 1.46% 1.54% 1.41% 42.4% 43.3% 60.2% 83.8% 51.1% 45.9% 49.6% NALs / Total Loans Reserves / NALs (1) Comprehensive Credit-Related Coverage is a non-GAAP measure. FY13 FY14 FY15 FY16 FY17 2QFY18 $219 $288 $310 $328 $312 $295 $139 $358 $126 $414 $184 $494 $242 $570 $233 $545 $251 $546 5.6% 6.1% 6.7% 6.6% 6.1% 5.8%

Proven Business Strategy 8 Focused Business Banking Franchise with Agribusiness Expertise Risk Management Driving Solid Credit Quality Attract and Retain High-Quality Relationship Bankers Invest in Organic Growth While Optimizing Footprint Deepen Customer Relationships Strong Profitability and Growth Driven by a Highly Efficient Operating Model Strong Capital Generation and Attractive Dividend Explore Accretive Strategic Acquisition Opportunities

Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements about Great Western Bancorp, Inc.’s expectations, beliefs, plans, strategies, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “views,” “intends” and similar words or phrases. In particular, the statements included in this press release concerning Great Western Bancorp, Inc.’s expected performance and strategy, the effects of tax reform, the outlook for its agricultural lending segment and the interest rate environment are not historical facts and are forward-looking. Accordingly, the forward- looking statements in this press release are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties, that could cause actual results to differ materially from those expressed. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the sections titled “Item 1A. Risk Factors” and "Cautionary Note Regarding Forward-Looking Statements" in Great Western Bancorp, Inc.’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017. Further, any forward-looking statement speaks only as of the date on which it is made, and Great Western Bancorp, Inc. undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures: This presentation contains non-GAAP measures which our management relies on in making financial and operational decisions about our business and which exclude certain items that we do not consider reflective of our business performance. We believe that the presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. These non-GAAP measures should be considered in context with our GAAP results. A reconciliation of these non-GAAP measures appears in our earnings release dated April 26, 2018 and in Appendix 1 to this presentation. Our earnings release and this presentation are available in the Investor Relations section of our website at www.greatwesternbank.com. Our earnings release and this presentation are also available as part of our Current Report on Form 8-K filed with the SEC on April 26, 2018. Explanatory Note: In this presentation, all financial information presented refers to the financial results of Great Western Bancorp, Inc. combined with those of its predecessor, Great Western Bancorporation, Inc. Disclosures 9

Appendix 1 Non-GAAP Measures

Non-GAAP Measures

Great Western Bancorp, Inc.

	At or for the six months ended:		At or for the three months ended:				
	March 31, 2018	March 31, 2017	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Adjusted net income and adjusted earnings per common share:							
Net income - GAAP	$ 69,762	$ 72,065	$ 40,532	$ 29,230	$ 37,662	$ 35,060	$ 35,162
Add: Acquisition expenses, net of tax	—	440	—	—	—	—	—
Add: Deferred taxes revaluation	13,586	—	—	13,586	—	—	—
Adjusted net income	$ 83,348	$ 72,505	$ 40,532	$ 42,816	$ 37,662	$ 35,060	$ 35,162
Weighted average diluted common shares outstanding	59,116,923	59,032,787	59,146,117	59,087,729	58,914,144	59,130,632	59,073,669
Earnings per common share - diluted	$ 1.18	$ 1.22	$ 0.69	$ 0.49	$ 0.64	$ 0.59	$ 0.60
Adjusted earnings per common share - diluted	$ 1.41	$ 1.23	$ 0.69	$ 0.72	$ 0.64	$ 0.59	$ 0.60
Tangible net income and return on average tangible common equity:							
Net income - GAAP	$ 69,762	$ 72,065	$ 40,532	$ 29,230	$ 37,662	$ 35,060	$ 35,162
Add: Amortization of intangible assets, net of tax	751	1,176	376	376	380	488	500
Tangible net income	$ 70,513	$ 73,241	$ 40,908	$ 29,606	$ 38,042	$ 35,548	$ 35,662
Average common equity	$ 1,765,622	$ 1,676,506	$ 1,770,117	$ 1,761,127	$ 1,740,429	$ 1,715,460	$ 1,686,770
Less: Average goodwill and other intangible assets	747,930	749,964	747,716	748,144	748,571	749,074	749,638
Average tangible common equity	$ 1,017,692	$ 926,542	$ 1,022,401	$ 1,012,983	$ 991,858	$ 966,386	$ 937,132
Return on average common equity *	7.9%	8.6%	9.3%	6.6%	8.6%	8.2%	8.5%
Return on average tangible common equity **	13.9%	15.9%	16.2%	11.6%	15.2%	14.8%	15.4%

* Calculated as net income - GAAP divided by average common equity. Annualized for partial-year periods.

** Calculated as tangible net income divided by average tangible common equity. Annualized for partial-year periods.

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Non-GAAP Measures

Great Western Bancorp, Inc.

	At or for the six months ended:		At or for the three months ended:				
	March 31, 2018	March 31, 2017	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Adjusted net interest income and adjusted net interest margin (fully-tax equivalent basis):							
Net interest income - GAAP	$ 201,176	$ 192,637	$ 100,553	$ 100,622	$ 99,672	$ 96,888	$ 95,744
Add: Tax equivalent adjustment	3,181	4,323	1,616	1,565	2,122	2,154	2,182
Net interest income (FTE)	204,357	196,960	102,169	102,187	101,794	99,042	97,926
Add: Current realized derivative gain (loss)	(4,116)	(8,361)	(1,640)	(2,476)	(2,714)	(3,320)	(3,875)
Adjusted net interest income (FTE)	$ 200,241	$ 188,599	$ 100,529	$ 99,711	$ 99,080	$ 95,722	$ 94,051
Average interest-earning assets	$ 10,492,091	$ 10,215,580	$ 10,571,300	$ 10,412,882	$ 10,283,401	$ 10,124,404	$ 10,144,875
Net interest margin (FTE) *	3.91%	3.87%	3.92%	3.89%	3.93%	3.92%	3.91%
Adjusted net interest margin (FTE) **	3.83%	3.70%	3.86%	3.80%	3.82%	3.79%	3.76%

* Calculated as net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

** Calculated as adjusted net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

	March 31, 2018	March 31, 2017	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Adjusted interest income and adjusted yield (fully-tax equivalent basis), on non ASC 310-30 loans:							
Interest income - GAAP	$ 211,746	$ 194,760	$ 106,811	$ 104,935	$ 102,998	$ 98,724	$ 97,170
Add: Tax equivalent adjustment	3,181	4,323	1,616	1,565	2,122	2,154	2,182
Interest income (FTE)	214,927	199,083	108,427	106,500	105,120	100,878	99,352
Add: Current realized derivative gain (loss)	(4,116)	(8,361)	(1,640)	(2,476)	(2,714)	(3,320)	(3,875)
Adjusted interest income (FTE)	$ 210,811	$ 190,722	$ 106,787	$ 104,024	$ 102,406	$ 97,558	$ 95,477
Average non ASC 310-30 loans	$ 8,952,914	$ 8,523,800	$ 9,064,899	$ 8,840,929	$ 8,728,514	$ 8,550,349	$ 8,531,652
Yield (FTE) *	4.81%	4.68%	4.85%	4.78%	4.78%	4.73%	4.72%
Adjusted yield (FTE) **	4.72%	4.49%	4.78%	4.67%	4.65%	4.58%	4.54%

* Calculated as interest income (FTE) divided by average loans. Annualized for partial-year periods.

** Calculated as adjusted interest income (FTE) divided by average loans. Annualized for partial-year periods.

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Non-GAAP Measures

Great Western Bancorp, Inc.

	At or for the six months ended:		At or for the three months ended:				
	March 31, 2018	March 31, 2017	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Efficiency ratio:							
Total revenue - GAAP	$ 236,592	$ 223,783	$ 119,295	$ 117,296	$ 114,412	$ 114,215	$ 111,233
Add: Tax equivalent adjustment	3,181	4,323	1,616	1,565	2,122	2,154	2,182
Total revenue (FTE)	$ 239,773	$ 228,106	$ 120,911	$ 118,861	$ 116,534	$ 116,369	$ 113,415
Noninterest expense	$ 114,012	$ 106,389	$ 59,144	$ 54,868	$ 55,332	$ 54,922	$ 53,852
Less: Amortization of intangible assets	852	1,389	426	426	430	538	550
Tangible noninterest expense	$ 113,160	$ 105,000	$ 58,718	$ 54,442	$ 54,902	$ 54,384	$ 53,302
Efficiency ratio *	47.2%	46.0%	48.6%	45.8%	47.1%	46.7%	47.0%

* Calculated as the ratio of tangible noninterest expense to total revenue (FTE).

Tangible common equity and tangible common equity to tangible assets:							
Total stockholders' equity	$ 1,788,698	$ 1,706,861	$ 1,788,698	$ 1,767,873	$ 1,755,000	$ 1,732,983	$ 1,706,861
Less: Goodwill and other intangible assets	747,545	749,366	747,545	747,971	748,397	748,828	749,366
Tangible common equity	$ 1,041,153	$ 957,495	$ 1,041,153	$ 1,019,902	$ 1,006,603	$ 984,155	$ 957,495
Total assets	$ 11,992,317	$ 11,356,841	$ 11,992,317	$ 11,806,581	$ 11,690,011	$ 11,466,184	$ 11,356,841
Less: Goodwill and other intangible assets	747,545	749,366	747,545	747,971	748,397	748,828	749,366
Tangible assets	$ 11,244,772	$ 10,607,475	$ 11,244,772	$ 11,058,610	$ 10,941,614	$ 10,717,356	$ 10,607,475
Tangible common equity to tangible assets	9.3%	9.0%	9.3%	9.2%	9.2%	9.2%	9.0%

Tangible book value per share:							
Total stockholders' equity	$ 1,788,698	$ 1,706,861	$ 1,788,698	$ 1,767,873	$ 1,755,000	$ 1,732,983	$ 1,706,861
Less: Goodwill and other intangible assets	747,545	749,366	747,545	747,971	748,397	748,828	749,366
Tangible common equity	$ 1,041,153	$ 957,495	$ 1,041,153	$ 1,019,902	$ 1,006,603	$ 984,155	$ 957,495
Common shares outstanding	58,896,189	58,760,517	58,896,189	58,896,189	58,834,066	58,761,597	58,760,517
Book value per share - GAAP	$ 30.37	$ 29.05	$ 30.37	$ 30.02	$ 29.83	$ 29.49	$ 29.05
Tangible book value per share	$ 17.68	$ 16.29	$ 17.68	$ 17.32	$ 17.11	$ 16.75	$ 16.29

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Non-GAAP Measures 14 Comprehensive Credit-Related Coverage ($MM) (1) Comprehensive Credit-Related Coverage is a non-GAAP measure that Management believes is useful to demonstrate that the FV adjustments related to credit and remaining loan discounts consider credit risk and should be considered as part of total coverage. GWB Legacy - Loans at Amortized Cost GWB Legacy - Loans at Fair Value HF Financial Corp. Acquired Loans Other Acquired Loans Total ALLL $ 62,058 $ — $ 926 $ 2,155 $ 65,139 Remaining Loan Discount $ — $ — $ 15,851 $ 7,650 $ 23,501 Fair Value Adjustment (Credit) $ — $ 7,539 $ — $ — $ 7,539 Total ALLL / Discount / FV Adj. $ 62,058 $ 7,539 $ 16,777 $ 9,805 $ 96,179 Total Loans $ 7,691,141 $ 920,965 $ 593,103 $ 133,097 $ 9,338,306 ALLL / Total Loans 0.81% —% 0.16% 1.62% 0.70% Discount / Total Loans —% —% 2.67% 5.75% 0.25% FV Adj. / Total Loans —% 0.82% —% —% 0.08% Total Coverage / Total Loans (1) 0.81% 0.82% 2.83% 7.37% 1.03%

Appendix 2 Accounting for Loans at FV and Related Derivatives

Loans at FV and Related Derivatives

Great Western Bancorp, Inc.

Overview

- For certain loans with an original term greater than 5 years with a fixed rate to the customer, Great Western Bank ("GWB") has entered into equal and offsetting fixed-to-floating interest rate swaps with two US counterparties
- Total size of the portfolio was $921.0 million at March 31, 2018
- GWB has elected the Fair Value Option (ASC 825) on these loans and applies a similar treatment to the related derivatives:
  - Changes in the fair value of the loans and the derivatives and the current period realized cost (benefit) of the derivatives (i.e., the net pay fixed/receive floating settlement) are recorded in earnings through noninterest income
  - This differs significantly from most peers who have elected Hedge Accounting treatment
  - The historical election is irrevocable so the concept will be present for the foreseeable future in GWB's financial statements *even if* different accounting elections are made on future originations
  - Management presents non-GAAP measures to provide more clarity on the underlying economics

Summary

	Income Statement Line Item:			
	Net increase (decrease) in fair value of loans at fair value	***Net realized and unrealized gain (loss) on derivatives***	***Net Relationship***	***Notes***
Increase (decrease) in FV related to interest rates	$ (13,480)	$ 13,480	$ —	(1)
Increase (decrease) in FV related to credit	$ (1,358)	$ —	$ (1,358)	(2)
Increase (decrease) in SWAP fees	$ —	$ 2,442	$ 2,442	(3)
Current period realized cost of derivatives	$ —	$ (1,640)	$ (1,640)	(4)
Subtotal, loans at FV and related derivatives	$ (14,838)	$ 14,282	$ (556)	(5)

(1) Equal and offsetting each period. Changes in the FV of each financial asset and liability driven by current compared to contractual rates.

(2) Management records an adjustment for credit risk in noninterest income based on loss history for similar loans, adjusted for an assessment of existing market conditions for each loan segment. The FV adjustment related to credit is not included in the ALLL but loans are included in the ALLL coverage ratio denominator.

(3) Swap fees are fees related to transacting interest rate swaps and other interest rate derivatives.

(4) Current period actual cost of fixed-to-float interest rate swaps. Within non-GAAP financial measures, management reclassifies this component to interest income, resulting in adjusted interest income, adjusted net interest income and adjusted NIM, reflecting the underlying economics of the transactions. All else equal, this drag on earnings will reduce as short-term LIBOR rates increase.

(5) While US GAAP mandates the presentation of these items in noninterest income, management believes the residual net amount economically represents the net credit exposure of this segment of the portfolio - presented as a "credit-related charge" in the earnings release and elsewhere (see note **(2)**) - and the current period derivative cost which should be analyzed relative to gross interest income received from the loan customers (see note **(4)**) as presented in non-GAAP measures.

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